The Loans included in the Pool have the characteristics set forth below and in the tables beginnings on the following page. Unless otherwise indicated, all percentages and weighted averages are percentages and weighted averages of the Cut-Off Date Pool Principal Balance.

Loan Statistics

     As of December 31, 1997 (the "Cut-Off Date"), the Loans consisted of 9,341 Loans with an aggregate Principal Balance totaling $297,396,761 (the "Cut-Off Date Pool Principal Balance"). The Loans bear interest at fixed Loan Rates which range from 9.95% per annum to 19.50% per annum and have a weighted average Loan Rate of approximately 14.36% per annum. The Cut-Off Date Principal Balances of the Loans range from $65 to $99,810 and average $31,838. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 240 months and the weighted average number of months that have elapsed since origination was 3 months. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans which were Mortgage Loans was approximately 115.30%, with the highest Combined Loan-to-Value Ratio being 140%. As of the Cut-Off Date, 8,182 of the Loans (representing approximately 92.44% of the Cut-Off Date Pool Principal Balance) had a Combined Loan-to-Value Ratio in excess of 100%. All of the Loans are fully amortizing loans having original stated maturities of not more than 25 years. No Loan is scheduled to mature later than January 2, 2023.

     As of the Cut-Off Date, approximately 100% of the Loans (by Cut-Off Date Pool Principal Balance) were Mortgage Loans secured by Mortgaged Properties located in 48 states and the District of Columbia. As of the Cut-Off Date, approximately 100% of the Loans (by Cut-Off Date Pool Principal Balance) which were Mortgage Loans were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied.

     As of the Cut-Off Date, 103 Loans, representing approximately 1.12% of the Cut-Off Date Pool Principal Balance, were 30 days or more past due. The weighted average Credit Score for the Loans was 671.

     The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        Geographic Distribution of Loans
                        --------------------------------


                                                              Aggregate Cut-Off         % of Cut-Off Date
                                            Number             Date Principal             Pool Principal
State                                      of Loans                Balance                   Balance
-----                                      --------                -------                   -------

Alabama.......................................15             $    494,608                     0.17%
Alaska........................................92                3,597,220                     1.21
Arizona......................................564               16,799,336                     5.65
Arkansas......................................20                  590,362                     0.20
California.................................2,642               96,191,660                    32.34
Colorado.....................................226                7,330,357                     2.46
Connecticut...................................38                1,303,591                     0.44
Delaware......................................15                  514,073                     0.17
District of Columbia..........................31                1,163,666                     0.39
Florida......................................476               13,291,741                     4.47
Georgia......................................350               10,384,273                     3.49
Hawaii........................................34                1,441,592                     0.48
Idaho.........................................81                2,383,048                     0.80
Illinois.....................................236                7,140,819                     2.40
Indiana......................................199                5,445,285                     1.83
Iowa..........................................96                2,874,493                     0.97
Kansas.......................................138                4,091,037                     1.38
Kentucky.....................................110                3,089,804                     1.04
Louisiana.....................................95                2,521,719                     0.85
Maine.........................................13                  338,719                     0.11
Maryland.....................................527               17,907,397                     6.02
Massachusetts.................................14                  462,607                     0.16
Michigan.....................................294                9,741,842                     3.28
Minnesota....................................213                7,430,983                     2.50
Mississippi...................................31                  607,327                     0.20
Missouri.....................................431               12,545,788                     4.22
Montana.......................................21                  535,774                     0.18
Nebraska......................................95                2,786,710                     0.94
Nevada.......................................155                5,069,663                     1.70
New Hampshire..................................2                   57,752                     0.02
New Jersey....................................29                1,021,480                     0.34
New Mexico....................................46                1,423,513                     0.48
New York......................................32                1,074,290                     0.36
North Carolina...............................423               11,990,425                     4.03
Ohio..........................................42                1,031,507                     0.35
Oklahoma.....................................123                3,030,716                     1.02
Oregon.......................................119                3,633,613                     1.22
Pennsylvania.................................216                6,734,489                     2.26
Rhode Island...................................3                  114,468                     0.04
South Carolina...............................201                5,839,352                     1.96
Tennessee.....................................96                2,421,011                     0.81
Texas........................................122                  912,861                     0.31
Utah.........................................156                5,150,371                     1.73
Vermont........................................1                   32,474                     0.01
Virginia.....................................225                7,294,722                     2.45
Washington...................................213                6,407,778                     2.15
West Virginia..................................7                  237,486                     0.08
Wisconsin.....................................17                  472,149                     0.16
Wyoming.......................................16                  440,811                     0.15
                                              --             ------------                  -------

     Total.................................9,341             $297,396,761                   100.00%
                                           =====             ============                   ======


                         Cut-Off Date Principal Balances
                         -------------------------------




   Range of                                                   Aggregate Cut-Off         % of Cut-Off Date
    Cut-Off                                 Number             Date Principal             Pool Principal
Date Principal Balances                    of Loans                Balance                   Balance
-----------------------                    --------                -------                   -------

$10,000 or less..............................427.            $  2,564,891                     0.86%
$10,000.01 - $20,000.......................1,355.              22,548,237                     7.58
$20,000.01 - $30,000.......................2,717.              70,297,988                    23.64
$30,000.01 - $40,000.......................3,042.             106,841,284                    35.93
$40,000.01 - $50,000.......................1,018.              47,419,040                    15.94
$50,000.01 - $60,000.........................498.              28,117,818                     9.45
$60,000.01 - $70,000.........................200.              13,357,850                     4.49
$70,000.01 - $80,000..........................83.               6,149,843                     2.07
$80,000.01 or greater..........................1.                  99,810                     0.03
                                               -             ------------                  -------

     Total.................................9,341.            $297,396,761                   100.00%
                                           =====             ============                   ======

     As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Loans was $31,838.


                                   Loan Rates
                                   ----------


                                                              Aggregate Cut-Off         % of Cut-Off Date
 Range of Loan                              Number             Date Principal             Pool Principal
     Rates                                 of Loans                Balance                   Balance
     -----                                 --------                -------                   -------

  9.501% -   10.000%..........................10             $    201,537                     0.07%
 10.001% -   10.500%...........................3                   82,232                     0.03
 10.501% -   11.000%.........................109                3,921,855                     1.32
 11.001% -   11.500%..........................94                3,390,433                     1.14
 11.501% -   12.000%.........................320               10,946,466                     3.68
 12.001% -   12.500%.........................337               12,460,988                     4.19
 12.501% -   13.000%.......................1,251               38,391,750                    12.91
 13.001% -   13.500%.........................706               25,665,603                     8.63
 13.501% -   14.000%.......................1,404               46,063,888                    15.49
 14.001% -   14.500%.........................746               24,105,730                     8.11
 14.501% -   15.000%.......................1,566               50,245,454                    16.90
 15.001% -   15.500%.........................606               18,988,297                     6.38
 15.501% -   16.000%.......................1,111               32,245,212                    10.84
 16.001% -   16.500%.........................558               16,229,942                     5.46
 16.501% -   17.000%.........................404               11,294,956                     3.80
 17.001% -   17.500%..........................31                  903,897                     0.30
 17.501% -   18.000%..........................59                1,490,268                     0.50
 18.001% -   18.500%..........................19                  528,133                     0.18
 18.501% -   19.000%...........................5                  165,165                     0.06
 19.001% -   19.500%...........................2                   74,954                     0.03
                                               -             ------------                  -------

     Total.................................9,341             $297,396,761                   100.00%
                                           =====             ============                  =======

     As of the Cut-Off Date, the weighted average Loan Rate of the Loans was approximately 14.36% per annum.


                                  Lien Priority
                                  -------------

                                                                                        % of Cut-Off Date
                                                              Aggregate Cut-Off                Pool
                                            Number             Date Principal               Principal
Lien Priority                              of Loans                Balance                   Balance
-------------                              --------                -------                   -------

First Lien....................................20.            $    449,237                     0.15%
Second Lien................................8,912.             293,843,578                    98.81
Third Lien....................................23.                 655,572                     0.22
Unsecured....................................386.               2,448,374                     0.82
                                             ---             ------------                  -------

     Total.................................9,341.            $297,396,761                   100.00%
                                           =====             ============                  =======


                          Combined Loan-to-Value Ratios
                          -----------------------------

    Range of
    Combined                                                   Aggregate Cut-Off         % of Cut-Off Date
 Loan-to-Value                              Number             Date Principal             Pool Principal
     Ratios                                of Loans                Balance                   Balance
     ------                                --------                -------                   -------

Unsecured....................................386             $  2,448,374                     0.82%
   5.01% -   10.00%............................1                    4,983                     0.00
  15.01% -   20.00%............................2                   17,382                     0.01
  20.01% -   25.00%............................1                   20,927                     0.01
  25.01% -   30.00%............................4                   83,130                     0.03
  30.01% -   35.00%............................3                   75,885                     0.03
  35.01% -   40.00%............................6                  145,621                     0.05
  40.01% -   45.00%............................8                  198,018                     0.07
  45.01% -   50.00%............................5                  114,590                     0.04
  50.01% -   55.00%............................2                   44,042                     0.01
  55.01% -   60.00%............................9                  212,800                     0.07
  60.01% -   65.00%............................9                  227,881                     0.08
  65.01% -   70.00%............................8                  199,318                     0.07
  70.01% -   75.00%...........................22                  558,972                     0.19
  75.01% -   80.00%...........................34                  870,865                     0.29
  80.01% -   85.00%...........................55                1,343,712                     0.45
  85.01% -   90.00%..........................109                2,808,394                     0.94
  90.01% -   95.00%..........................177                4,725,625                     1.59
  95.01% -  100.00%..........................318                8,371,089                     2.81
 100.01% -  105.00%..........................712               21,125,503                     7.10
 105.01% -  110.00%........................1,057               32,323,301                    10.87
 110.01% -  115.00%........................1,439               45,849,786                    15.42
 115.01% -  120.00%........................1,863               62,900,260                    21.15
 120.01% -  125.00%........................3,103              112,391,455                    37.79
 125.01% or greater............................8                  334,847                     0.11
                                               -             ------------                  -------

     Total.................................9,341             $297,396,761                   100.00%
                                           =====             ============                  =======

     As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans (excluding the Unsecured Loans) was approximately 115.30%.



                            Months Since Origination
                            ------------------------

                                                                                           % of Cut-Off
                                                                Aggregate Cut-Off            Date Pool
Loan Age                                        Number           Date Principal              Principal
(in months)                                   of Loans              Balance                  Balance
-----------                                   --------              -------                  -------


Less than one...................................1,373           $ 45,787,907                  15.40%
1-3.............................................3,565            113,625,380                  38.21
4-6.............................................4,277            134,101,751                  45.09
7-9.............................................. 123              3,807,515                   1.28
10 or greater....................................   3                 74,209                   0.03
                                                 ----           ------------                -------

     Total......................................9,341           $297,396,761                 100.00%
                                                =====           ============                =======

     As of the Cut-Off Date, the weighted average number of months since origination of the Loans was 3 months.


                           Remaining Terms to Maturity
                           ---------------------------

    Range of
    Remaining                                                                                % of Cut-Off
    Terms to                                                         Aggregate Cut-Off        Date Pool
    Maturity                                           Number         Date Principal          Principal
   (in months)                                        of Loans            Balance              Balance
   -----------                                        --------            -------              -------

  0-  30.........................................          17          $     41,868              0.01%
 31-  60.........................................         181             1,411,095              0.47
 61-  90.........................................          96               891,811              0.30
 91- 120.........................................         592            11,851,482              3.99
121- 150.........................................         112             2,240,900              0.75
151- 180.........................................       2,193            64,929,282             21.83
181- 210.........................................           3                60,871              0.02
211- 240.........................................       3,054           101,865,431             34.25
241-270                                                     1                40,000              0.01
271- 300.........................................       3,092           114,064,023             38.35
                                                        -----          ------------           -------

     Total.......................................       9,341          $297,396,761            100.00%
                                                        =====          ============           =======

     As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 240 months.

                           Original Terms to Maturity
                           --------------------------


  Original                                                                                  % of Cut-Off
  Term to                                                         Aggregate Cut-Off          Date Pool
  Maturity                                         Number          Date Principal            Principal
(in months)                                       of Loans             Balance                Balance
-----------                                       --------             -------                -------

  0-  30.........................................     14           $     34,938                 0.01%
 31-  60.........................................    184              1,418,025                 0.48
 61-  90.........................................     96                891,811                 0.30
 91- 120.........................................    591             11,835,591                 3.98
121- 150.........................................    113              2,256,790                 0.76
151- 180.........................................  2,193             64,929,282                21.83
181- 210.........................................      3                 60,871                 0.02
211- 240.........................................  3,055            101,905,431                34.27
271- 300.........................................  3,092            114,064,023                38.35
                                                   -----           ------------              -------

     Total.......................................  9,341           $297,396,761               100.00%
                                                   =====           ============              =======

     As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 243 months.

                                  Credit Score
                                  ------------

                                                                                             % of Cut-Off
                                                                     Aggregate Cut-Off        Date Pool
 Range of Credit                                       Number         Date Principal          Principal
     Scores                                           of Loans            Balance              Balance
     ------                                           --------            -------              -------

560 to 580.......................................           1          $     64,524              0.02%
580 to 600.......................................           5               164,500              0.06
600 to 620.......................................         149             4,228,335              1.42
620 to 640.......................................       1,653            47,548,870             15.99
640 to 660.......................................       2,293            71,591,788             24.07
660 to 680.......................................       1,988            67,489,219             22.69
680 to 700.......................................       1,430            50,253,021             16.90
700 to 720.......................................         937            32,182,206             10.82
720 to 740.......................................         483            14,802,027              4.98
740 to 760.......................................         221             6,003,190              2.02
760 to 780.......................................         108             2,085,865              0.70
780 to 800.......................................          57               825,074              0.28
800 to 820.......................................          11                45,334              0.02
820 or greater...................................           5               112,808              0.04
                                                        -----          ------------           -------

     Total.......................................       9,341          $297,396,761            100.00%
                                                        =====          ============           =======

     As of the Cut-Off Date, the weighted average Credit Score of the Loans was 671.

                              Debt-to-Income Ratio
                              --------------------

                                                                                            % of Cut-Off
 Range of                                                        Aggregate Cut-Off           Date Pool
Debt-to-Income                                   Number           Date Principal             Principal
  Ratios                                        of Loans              Balance                 Balance
  ------                                        --------              -------                 -------

20.00 or less....................................  295           $  6,519,665                  2.19%
20.02 to 25.00...................................  603             17,292,324                  5.81
25.01 to 30.00...................................1,261             38,507,663                 12.95
30.01 to 35.00...................................2,075             64,733,648                 21.77
35.01 to 40.00...................................2,532             82,594,968                 27.77
40.01 to 45.00...................................2,391             80,093,384                 26.93
45.01 to 50.00...................................  180              7,485,788                  2.52
Greater than 50..................................    4                169,321                  0.06
                                                 -----           ------------               -------

     Total.......................................9,341           $297,396,761                100.00%
                                                 =====           ============               =======

     As of the Cut-Off Date, the weighted average debt-to-income ratio of the Loans was approximately 35.96%.